1 35th Annual J.P. Morgan Healthcare Conference January 11, 2017

2 Impax Cautionary Statement Regarding Forward Looking Statements "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this news release contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company’s ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company’s total revenues derived from sales of a limited number of products; the impact of consolidation of the Company’s customer base; the impact of competition; the Company’s ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company’s manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company’s operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company’s agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company’s products; the Company’s determinations to discontinue the manufacture and distribution of certain products; the Company’s ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements; the Company’s ability to successfully conduct clinical trials; the Company’s reliance on third parties to conduct clinical trials and testing; the Company’s lack of a license partner for commercialization of NUMIENTTM (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company’s supply chain; the Company’s policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company’s products; the effect of current economic conditions on the Company’s industry, business, results of operations and financial condition; disruptions or failures in the Company’s information technology systems and network infrastructure caused by third party breaches or other events; the Company’s reliance on alliance and collaboration agreements; the Company’s reliance on licenses to proprietary technologies; the Company’s dependence on certain employees; the Company’s ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company’s government contracts; the Company’s ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company’s ability to manage growth, including through potential acquisitions and investments; the risks related to the Company’s acquisitions of or investments in technologies, products or businesses; the restrictions imposed by the Company’s credit facility and indenture; the Company’s level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company’s financial statements; the Company’s ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company’s business; the location of the Company’s manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Trademarks referenced herein are the property of their respective owners. ©2017 Impax Laboratories, Inc. All Rights Reserved.

3 Impax at a Glance Generic Division Targeting high-value solid oral and alternative dosage form ANDAs that are difficult to develop • Diversified commercial portfolio of ~72 products • 25 ANDAs pending approval at FDA • 26 ANDAs under development Specialty Pharma Division Focused on developing branded Central Nervous System disorder and other specialty products • 5 commercialized products • 1 under development Pipeline data as of Dec. 31, 2016 A specialty pharmaceutical company applying its formulation expertise and drug delivery technology to the development, manufacturing and marketing of specialty generics and branded products

4 Leveraging Our Strengths and Focusing on Opportunities for Growth • Select the right products for internal and partnership development • Continue focus on sustainable quality and compliance programs • Develop, file and launch on time and capitalize on market disruptions • Ensure effective and compliant marketing and sales execution of brand and generic products Leveraging Our Strengths • Increase productivity from internal R&D programs • Diversify via select partnering and business development activities in both brand and generic businesses • Improve cost of goods sold and supply chain flexibility Focusing on Opportunities for Growth • Increased rate of ANDA approvals by FDA – though also an opportunity • Aggressive competition and pricing activities • Consolidation of payers and customers Current Challenges

5 Aligning Organization and Resources to Support Growth Initiatives Completed/In-Process Estimated Annual Savings ~$41MM-$47MM* Operational and R&D restructuring (2015) Closed central packaging operation/transferred distribution to UPS (2015) Closing Middlesex, NJ manufacturing and packaging facility (2017) Evaluating Additional Efficiency Opportunities to Free Up Resources to Invest in Growth Initiatives and Reduce Long-Term Debt *Based on estimates as of Dec. 31, 2016. Currently expect to realize full annual savings beginning in 2018.

6 Diversified Generic Portfolio of Solid Oral and Alternative Dose Form Products 13 50 9 Commercialized Portfolio of 72 Products Controlled Release SOD Other SOD Alternative Dose SOD – Solid Oral Dose; Data as of Dec. 31, 2016 Product Portfolio by Number of Competing Generic Products Sole player in market 10% One 13% Two 21% Three 18% Four or more 38% 62% of Impax’s commercialized portfolio have three or fewer competing products

Growing Epinephrine Auto-Injector

- Continuing to expand production/supply
- Strong performance during peak seasonal demand
- Exceeding 2016 goal of 1% share growth per quarter
- Awareness campaign "The GO-TO-CHOICE"
  - Media, website, physicians, pharmacies



epinephrine injection, USP
auto-injector
0.15 mg
epinephrine injection, USP
auto-injector
0.3 mg



Share Growth in 2016
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4%
9%
2016/01/01
2016/01/08
2016/01/15
2016/01/22
2016/01/29
2016/02/05
2016/02/12
2016/02/19
2016/02/26
2016/03/04
2016/03/11
2016/03/18
2016/03/25
2016/04/01
2016/04/08
2016/04/15
2016/04/22
2016/04/29
2016/05/06
2016/05/13
2016/05/20
2016/05/27
2016/06/03
2016/06/10
2016/06/17
2016/06/24
2016/07/01
2016/07/08
2016/07/15
2016/07/22
2016/07/29
2016/08/05
2016/08/12
2016/08/19
2016/08/26
2016/09/02
2016/09/09
2016/09/16
2016/09/23
2016/09/30
2016/10/07
2016/10/14
2016/10/21
2016/10/28
2016/11/04
2016/11/11
2016/11/18
2016/11/25
2016/12/02
2016/12/09
2016/12/16
2016/12/23

IMS NPA Weekly Dec. 23, 2016

Impax

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8 Continuing to Expand Generic Pipeline Source of sales data: IMS NPA Nov. 2016; *U.S. Brand/Generic market sales; Pipeline data as of Dec. 31, 2016 Portfolio of 51 Products Targeting Current U.S. Brand/Generic Market of $24B Solid Oral Dose Products Alternative Dose Products Total Products Potential # of Products First-to-File or First-to-Market $ Value* Pending at FDA 17 8 25 10 $14B Under Development 19 7 26 21 $10B Total Pipeline 36 15 51 31 $24B

ANDA Pipeline Includes Several Potential High-Value First-to-Market Opportunities

Disclosed Pending ANDAs and Tentative Approval Products				
Greneric Product Name	**Brand**	**IMS Sales**	**Potential Launch Timing**	**FTM Opportunity**
Oxycodone ER tablet (new formulation) [1]	OxyContin®	$2.3B	Settled, not disclosed	
Sevelamer Carbonate IR tablet	Renvela®	$1.9B	Approval	√
Methylphenidate HCl ER tablet	Concerta®	$1.8B	Approval	
Teriflunomide IR tablet	Aubagio®	$1.1B	Pending litigation	√
Ezetimibe/Simvastatin IR tablet – TA [2]	Vytorin®	$691M	April 2017	√
Colesevelam IR tablet	Welchol®	$637M	Approval	√
Oxymorphone ER tablet (new formulation)	Opana ER®	$308M	Pending litigation	
Aspirin/Dipyridamole ER capsule - TA	Aggrenox®	$243M	Approval	
Fentanyl Buccal IR tablet	Fentora®	$148M	Settled, not disclosed	√
Dutasteride/Tamsulosin IR capsule	Jalyn®	$50M	Approval	
Risedronate Sodium DR tablet	Atelvia®	$34M	Approval	

Source of sales data: IMS NPA Nov. 2016; Pipeline data as of Dec. 31, 2016; TA = tentative approval
[1] Launched authorized generic in April 2016
[2] Assuming final FDA approval, earliest potential launch date/timing based on settlement or patent expiration date

Impax

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10 Product Therapeutic Area Parkinson’s Disease Migraine Anthelmintic Anthelmintic Specialty Pharma Portfolio

11 Actions Taken to Deliver Growth 0.0% 1.0% 2.0% 3.0% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 CD L D S h a re T R x Monthly TRx and Share of National CD-LD TRx Since Launch Rytary TRx CD-LD Share • Redefined clinical messaging related to formulation • Simplified dose conversion guidance for general neurologists • Launched myRytary Patient Support Program www.myrytary.com Source: IMS NPA Monthly Dec. 2016

12 Patient Support Program Introduced • Third-party managed • Patient specific case manager • Prior authorization status updates • Appeals support • Commercial copay assistance support • Trial product vouchers • Alternative funding referrals • Patient assistance program application support • Educational resources www.myrytary.com

13 Specialty Pharma R&D: IPX203 Investigator Assessment of Motor State Off Time (h) On Time (h) Immediate-release CD-LD 7.3 2.7 Rytary 5.5* 4.4* IPX203 4.6 * + 5.4 * + * p ≤ 0.0002 compared to IR CD-LD + p < 0.05 compared with Rytary Improvement from Baseline in MDS-UPDRS Part III • Enrolling patients in Phase 2b multiple dose study in patients with advanced Parkinson’s disease • Phase 2b interim results by end of first half 2017 • FDA meeting in February 2017 to discuss Phase 3 development plan Positive Phase2a Study

14 Positive Performance Trend 0% 10% 20% 30% 40% 50% 2,000 4,000 6,000 8,000 10,000 12,000 14,000 A pr -1 2 J u n -1 2 A u g -1 2 O c t- 1 2 D e c -1 2 F e b -1 3 A pr -1 3 J u n -1 3 A u g -1 3 O c t- 1 3 D e c -1 3 F e b -1 4 A pr -1 4 J u n -1 4 A u g -1 4 O c t- 1 4 D e c -1 4 F e b -1 5 A pr -1 5 J u n -1 5 A u g -1 5 O c t- 1 5 D e c -1 5 F e b -1 6 A pr -1 6 J u n -1 6 A u g -1 6 O c t- 1 6 D e c -1 6 Nas a l T rip ta n S h a re T R x Monthly TRx and Share of Nasal Triptan TRx Since Assuming Product Promotion TRx Nasal Triptan Share • Emphasis on second position promotion • Increased non-personal promotion • Solid growth from general neurologists, headache specialists and pediatricians Source: IMS NPA Monthly Dec 2016; Nasal Segment Imitrex, Sumatriptan, Onzetra Xsail (launched May 2016) and ZOMIG Nasal Spray

15 Building Awareness of Anthelmintic Franchise 0% 10% 20% 30% 40% 50% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 3 /2 5 4 /1 4 /8 4 /1 5 4 /2 2 4 /2 9 5 /6 5 /1 3 5 /2 0 5 /2 7 6 /3 6 /1 0 6 /1 7 6 /2 4 7 /1 7 /8 7 /1 5 7 /2 2 7 /2 9 8 /5 8 /1 2 8 /1 9 8 /2 6 9 /2 9 /9 9 /1 6 9 /2 3 9 /3 0 1 0 /7 1 0 /1 4 1 0 /2 1 1 0 /2 8 1 1 /4 1 1 /1 1 1 1 /1 8 1 1 /2 5 1 2 /2 1 2 /9 1 2 /1 6 1 2 /2 3 A n th elmin tic S h a re T R x Weekly TRx and Combined Share of Anthelmintic TRx Since Launch Albenza TRx Emverm TRx Combined EM and AL Share • Only FDA approved prescription therapy for pinworm with a 95% cure rate • Focusing on non-personal promotion of Emverm Source: IMS NPA Weekly Dec. 23, 2016 +

16 Current Priorities Focus on quality and operations Maximize profitability within generic portfolio Effectively execute on Rytary® and Emverm® growth initiatives Capitalize on new generic product launches Continue to build diversification within our portfolio Explore additional expense savings and efficiency opportunities

17 Investment Thesis Pipeline data as of Dec. 31, 2016 Source of sales data: IMS Nov. 2016; *U.S. Brand/Generic market sales; • Generic pipeline of 51 products targeting $24B U.S. sales* • Specialty pipeline focused on next generation opportunities • Solid platform on which to build long-term growth Targeting Sustainable Generic and Specialty Pharma Markets • Generic and Specialty Pharma commercialization success • Track record of complex formulation and development • Hatch-Waxman expertise and Paragraph IV successes Established Core Competencies • Track record of profitability and balance sheet to support growth • Diversifying and building scale organically and through business development • Demonstrated ability to integrate product and company acquisitions Flexible Financial Profile